SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                            FORM 8-K




                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



Date of Report: May 1, 1998


                    DRUCKER INDUSTRIES, INC.
     (Exact name of registrant as specified in its charter)



Delaware            0-29670         N/A                 0001042053
(State of           (Commission     (I.R.S. Employer    CIK Number
Incorporation)      File Number)    Identification No.)


    #1-1035 Richards Street, Vancouver, B.C. Canada V6B 3E4
      (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (604) 681-4421

                         Not Applicable
 (Former name or former address, if changed since last report.)

Item 1.   Changes in Control of Registrant

          None.

Item 2.   Acquisition or Disposition of Assets

          None.

Item 3.   Bankruptcy or Receivership

          None.

Item 4.   Changes in Registrants Certifying Accountant

          None.

Item 5.   Other Events

          The Company has extended the terms of the Series "A" Share Purchase Warrants from September 30, 1998, to the earlier of:

                         (i)  March 31, 2000; and

                         (ii) The 90th day after the day on which the
                              weighted average trading price of the
                              Company's shares exceeds $2.50 per share for 10 consecutive trading days.

          Upon exercise of the Series "A" Share Purchase
          Warrant at $1.50, the holder will receive one Common Share of the Company and an Additional Warrant exercisable at $2.00. The term of the Additional Warrant will be adjusted accordingly to expire one year after the occurrence of either (i) or (ii) as described above. The Series "A" Share Purchase Warrants were originally issued in a May 1997 private placement.


Item 6.   Resignation of Directors

          None.

Item 7.   Financial Statements Pro Forma Financial & Exhibits

          None.

Exhibits

          None.

                           Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 1, 1998                       DRUCKER INDUSTRIES, INC.

                                        By:/s/ Gerald Runolfson
                                               Gerald Runolfson, President